Exhibit 99.1

Paycom Software, Inc. Reports Third Quarter 2022 Results

Third Quarter Revenues of $334 million, up 30% from the comparable prior year period

Third Quarter GAAP Net Income of $52 million, representing 16% of total revenues, or $0.90 per diluted share

Third Quarter Non-GAAP Net Income of $73 million, or $1.27 per diluted share

Third Quarter Adjusted EBITDA of $126 million, representing 38% of total revenues

OKLAHOMA CITY – (BUSINESS WIRE) – Paycom Software, Inc. (“Paycom,” “we” and “our”) (NYSE: PAYC), a leading provider of comprehensive, cloud-based human capital management software, today announced its financial results for the quarter ended September 30, 2022.

“We delivered high quality third quarter results that further strengthened our world class fundamentals. Our very strong results reflect outstanding execution and robust demand for self-service, user-friendly solutions in payroll and human capital management,” said Paycom’s founder and CEO, Chad Richison. “We have a massive opportunity ahead of us, a leading product platform, and a go-to-market strategy designed to deliver rapid and profitable growth for years to come.”

Financial Highlights for the Third Quarter of 2022

Total Revenues of $334.2 million represented a 30.4% increase compared to total revenues of $256.2 million in the same period last year. Recurring revenues of $328.2 million increased 30.6% from the comparable prior year period, and constituted 98.2% of total revenues.

GAAP Net Income was $52.2 million, or $0.90 per diluted share, compared to GAAP net income of $30.4 million, or $0.52 per diluted share, in the same period last year.

Non-GAAP Net Income1 was $73.4 million, or $1.27 per diluted share, compared to $53.6 million, or $0.92 per diluted share, in the same period last year.

Adjusted EBITDA1 was $126.0 million, compared to $89.7 million in the same period last year.

Cash and Cash Equivalents were $317.2 million as of September 30, 2022, compared to $278.0 million as of December 31, 2021.

Total Debt, Net was $29.0 million as of September 30, 2022, compared to $29.2 million as of December 31, 2021.

1 Adjusted EBITDA and non-GAAP net income are non-GAAP financial measures. Please see the discussion below under the heading "Use of Non-GAAP Financial Information" and the reconciliations at the end of this release for additional information concerning these and other non-GAAP financial measures.

Financial Outlook

Paycom provides the following expected financial guidance for the quarter and the year ending December 31, 2022.

Quarter Ending December 31, 2022:

Total Revenues in the range of $366 million to $368 million.

Adjusted EBITDA in the range of $144 million to $146 million.

Year Ending December 31, 2022:

Total Revenues in the range of $1.371 billion to $1.373 billion.

Adjusted EBITDA in the range of $560 million to $562 million.

We have not reconciled the forward-looking adjusted EBITDA ranges presented above and discussed on the teleconference call to net income, nor the forward-looking adjusted EBITDA margins discussed on the teleconference call to net income margin, because applicable information for future periods, on which these reconciliations would be based, is not readily available due to uncertainty regarding, and the potential variability of, depreciation and amortization, interest expense, taxes, non-cash stock-based compensation expense, change in fair value of our interest rate swap and other items. Further, we have not reconciled the forward-looking adjusted gross margin discussed on the teleconference call to GAAP gross margin because applicable information for future periods, on which this reconciliation would be based, is not readily available due to uncertainty regarding, and the potential variability of, cost of revenues, including non-cash stock-based compensation expense. Accordingly, reconciliations of the forward-looking adjusted EBITDA ranges to net income, the forward-looking adjusted EBITDA margins to net income margin and the forward-looking adjusted gross margin to gross margin are not available at this time without unreasonable effort. During the teleconference call, we also refer to a forward-looking estimate of our implied revenue growth rate plus adjusted EBITDA margin, or the “Rule of 70.” Because we are unable to reconcile forward-looking adjusted EBITDA margin to net income margin without unreasonable effort, we are unable to reconcile the “Rule of 70” to a comparable GAAP measure without unreasonable effort.

Use of Non-GAAP Financial Information

To supplement our financial information presented in accordance with generally accepted accounting principles in the United States (“GAAP”), we present certain non-GAAP financial measures in this press release and on the related teleconference call, including adjusted EBITDA, non-GAAP net income, adjusted gross profit, adjusted gross margin, adjusted sales and marketing expenses, adjusted total administrative expenses, adjusted research and development expenses, adjusted total research and development costs, adjusted EBITDA margin and “Rule of 70”. Management uses these non-GAAP financial measures as supplemental measures to review and assess the performance of our core business operations and for planning purposes. We define (i) adjusted EBITDA as net income plus interest expense, taxes, depreciation and amortization, non-cash stock-based compensation expense, certain transaction expenses that are not core to our operations (if any) and the change in fair value of our interest rate swap, (ii) non-GAAP net income as net income plus non-cash stock-based compensation expense, certain transaction expenses that are not core to our operations (if any) and the change in fair value of our interest rate swap, all of which are adjusted for the effect of income taxes, (iii) adjusted gross profit as gross profit plus applicable non-cash stock-based compensation expense, (iv) adjusted gross margin as gross profit plus applicable non-cash stock-based compensation expense, divided by total revenues, (v) each adjusted expense item as the GAAP expense amount less applicable non-cash stock-based compensation expense, (vi) adjusted total research and development costs as total research and development costs (including the capitalized portion) less applicable non-cash stock-based compensation (including the capitalized portion), (vii) adjusted EBITDA margin as adjusted EBITDA (calculated as described in clause (i)) divided by total revenues and (viii) “Rule of 70” as revenue growth rate (expressed as a percentage) plus adjusted EBITDA margin (calculated as described in clause (vii)). The non-GAAP financial measures presented in this press release and discussed on the related teleconference call provide investors with greater transparency to the information used by management in its financial and operational decision-making. We believe these metrics are useful to investors because they facilitate comparisons of our core business operations across periods on a consistent basis, as well as comparisons with the results of peer companies, many of which use similar non-GAAP financial measures to supplement results under GAAP. In addition, adjusted EBITDA is a measure that provides useful information to management about the amount of cash available for reinvestment in our business, repurchasing common stock and other purposes. Management believes that the non-GAAP measures presented in this press release and discussed on the related teleconference call, when viewed in combination with our results prepared in accordance with GAAP, provide a more complete understanding of the factors and trends affecting our business and performance.

The non-GAAP financial measures presented in this press release and discussed on the related teleconference call are not measures of financial performance under GAAP and should not be considered a substitute for net income, gross profit, gross margin, research and development expenses, sales and marketing expenses, administrative expenses and total research and development costs. Non-GAAP financial measures have limitations as analytical tools, and when assessing our operating performance, you should not consider these non-GAAP financial measures in isolation, or as a substitute for the consolidated statements of income data prepared in accordance with GAAP. The non-GAAP financial measures that we present may not be comparable to similarly titled measures of other companies and other companies may not calculate such measures in the same manner as we do.

Conference Call Details:

In conjunction with this announcement, Paycom will host a conference call today, November 1, 2022, at 5:00 p.m. Eastern time to discuss its financial results. To access this call, dial (833) 470-1428 (domestic) or (404) 975-4839 (international) and provide 010496 as the access code. A live webcast as well as the replay of the conference call will be available on the Investor Relations page of Paycom’s website at investors.paycom.com.

About Paycom

As a leader in payroll and HR technology, Oklahoma City-based Paycom redefines the human capital management industry by allowing companies to effectively navigate a rapidly changing business environment. Its cloud-based software solution is based on a core system of record maintained in a single database for all human capital management functions, providing the functionality that businesses need to manage the complete employment lifecycle, from recruitment to retirement. Paycom has the ability to serve businesses of all sizes and in every industry. As one of the leading human capital management providers, Paycom serves clients in all 50 states from offices across the country.

Forward-Looking Statements

Certain statements in this press release are, and certain statements on the related teleconference call may be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are any statements that refer to Paycom’s estimated or anticipated results, other non-historical facts or future events and include, but are not limited to, statements regarding our business strategy; anticipated future operating results and operating expenses, cash flows, capital resources, dividends and liquidity; trends, opportunities and risks affecting our business, industry and financial results; future expansion or growth plans and potential for future growth; our ability to attract new clients to purchase our solution; our ability to retain clients and induce them to purchase additional applications; our ability to accurately forecast future revenues and appropriately plan our expenses; market acceptance of our solution and applications; our expectations regarding future revenues generated by certain applications; our ability to attract and retain qualified employees and key personnel; future regulatory, judicial and legislative changes; how certain factors affecting our performance correlate to improvement or deterioration in the labor market; our plan to open additional sales offices and our ability to effectively execute such plan; the sufficiency of our existing cash and cash equivalents to meet our working capital and capital expenditure needs over the next 12 months; our plans regarding our capital expenditures and investment activity as our business grows, including with respect to research and development and the expansion of our corporate headquarters and other facilities; our plans to repurchase shares of our common stock through a stock repurchase plan; our expected income tax rate for future periods; and the impact of the coronavirus (COVID-19) pandemic on our business, results of operations, cash flows, financial condition and liquidity. In addition, forward-looking statements also consist of statements involving trend analyses and statements including such words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “should,” “will,” “would,” and similar expressions or the negative of such terms or other comparable terminology. These forward-looking statements speak only as of the date hereof and are subject to business and economic risks. As such, our actual results could differ materially from those set forth in the forward-looking statements as a result of the factors discussed in our filings with the Securities and Exchange Commission, including but not limited to those discussed in our most recent Annual Report on Form 10-K. We do not undertake any obligation to update or revise the forward-looking statements to reflect events or circumstances that exist after the date on which such statements were made, except to the extent required by law.

Paycom Software, Inc.
Unaudited Consolidated Balance Sheets
(in thousands, except per share amounts)

	September 30, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$317,163	$277,978
Accounts receivable	14,896	9,490
Prepaid expenses	39,717	23,729
Inventory	1,471	1,131
Income tax receivable	15,168	16,413
Deferred contract costs	90,832	76,724
Current assets before funds held for clients	479,247	405,465
Funds held for clients	1,749,115	1,846,573
Total current assets	2,228,362	2,252,038
Property and equipment, net	383,860	348,953
Intangible assets, net	54,993	58,028
Goodwill	51,889	51,889
Long-term deferred contract costs	536,942	461,852
Other assets	58,524	42,385
Total assets	$3,314,570	$3,215,145
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$10,211	$5,772
Accrued commissions and bonuses	19,037	22,357
Accrued payroll and vacation	36,069	34,259
Deferred revenue	19,546	16,277
Current portion of long-term debt	—	1,775
Accrued expenses and other current liabilities	58,797	63,397
Current liabilities before client funds obligation	143,660	143,837
Client funds obligation	1,754,095	1,846,573
Total current liabilities	1,897,755	1,990,410
Deferred income tax liabilities, net	139,368	145,504
Long-term deferred revenue	94,465	85,149
Net long-term debt, less current portion	29,000	27,380
Other long-term liabilities	77,602	72,988
Total long-term liabilities	340,435	331,021
Total liabilities	2,238,190	2,321,431
Commitments and contingencies
Stockholders’ equity:
Common stock, $0.01 par value (100,000 shares authorized, 62,517 and 62,298 shares issued at September 30, 2022 and December 31, 2021, respectively; 57,867 and 58,012 shares outstanding at September 30, 2022 and December 31, 2021, respectively)	625	623
Additional paid-in capital	550,302	465,594
Retained earnings	1,117,017	915,579
Accumulated other comprehensive earnings (loss)	(3,813)	—
Treasury stock, at cost (4,650 and 4,286 shares at September 30, 2022 and December 31, 2021, respectively)	(587,751)	(488,082)
Total stockholders’ equity	1,076,380	893,714
Total liabilities and stockholders’ equity	$3,314,570	$3,215,145

Paycom Software, Inc.
Unaudited Consolidated Statements of Comprehensive Income
(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Revenues
Recurring	$328,150	$251,306	$987,848	$756,665
Implementation and other	6,017	4,888	16,762	13,873
Total revenues	334,167	256,194	1,004,610	770,538
Cost of revenues
Operating expenses	44,169	34,766	122,265	92,612
Depreciation and amortization	10,935	7,914	31,405	22,751
Total cost of revenues	55,104	42,680	153,670	115,363
Administrative expenses
Sales and marketing	91,114	69,745	253,834	200,485
Research and development	40,366	31,077	108,774	84,012
General and administrative	60,693	59,980	179,109	160,234
Depreciation and amortization	12,625	9,407	36,378	25,503
Total administrative expenses	204,798	170,209	578,095	470,234
Total operating expenses	259,902	212,889	731,765	585,597
Operating income	74,265	43,305	272,845	184,941
Interest expense	(1,018)	—	(1,587)	—
Other income (expense), net	2,041	244	4,331	1,019
Income before income taxes	75,288	43,549	275,589	185,960
Provision for income taxes	23,135	13,170	74,151	38,687
Net income	$52,153	$30,379	$201,438	$147,273
Earnings per share, basic	$0.90	$0.52	$3.48	$2.55
Earnings per share, diluted	$0.90	$0.52	$3.46	$2.53
Weighted average shares outstanding:
Basic	57,865	57,935	57,949	57,843
Diluted	58,033	58,190	58,193	58,192
Comprehensive earnings (loss):
Net income	$52,153	$30,379	$201,438	$147,273
Unrealized net gains (losses) on available-for-sale securities	(2,705)	—	(4,881)	—
Tax effect	492	—	1,068	—
Other comprehensive income (loss), net of tax	(2,213)	—	(3,813)	—
Comprehensive earnings (loss)	$49,940	$30,379	$197,625	$147,273

Paycom Software, Inc.
Unaudited Consolidated Statements of Cash Flows
(in thousands)

	Nine Months Ended September 30,
	2022	2021
Cash flows from operating activities
Net income	$201,438	$147,273
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	67,783	48,254
Accretion of discount on available-for-sale securities	(872)	(276)
Non-cash marketing expense	1,320	618
Loss on disposition of property and equipment	—	146
Amortization of debt issuance costs	532	27
Stock-based compensation expense	70,815	76,364
Cash paid for derivative settlement	205	(558)
Gain on derivative	(1,559)	(305)
Deferred income taxes, net	(4,841)	12,630
Other	(227)	—
Changes in operating assets and liabilities:
Accounts receivable	(5,406)	(3,874)
Prepaid expenses	(11,203)	(8,789)
Inventory	27	97
Other assets	(10,104)	671
Deferred contract costs	(86,634)	(68,041)
Accounts payable	4,159	1,659
Income taxes, net	1,245	236
Accrued commissions and bonuses	(3,320)	(1,272)
Accrued payroll and vacation	1,810	11,609
Deferred revenue	12,585	11,051
Accrued expenses and other current liabilities	(1,106)	2,117
Net cash provided by operating activities	236,647	229,637
Cash flows from investing activities
Purchases of investments from funds held for clients	(268,718)	(170,760)
Proceeds from investments from funds held for clients	328,731	195,000
Purchases of intangible assets	—	(1,500)
Purchases of property and equipment	(92,041)	(86,718)
Net cash used in investing activities	(32,028)	(63,978)
Cash flows from financing activities
Proceeds from issuance of debt	29,000	—
Repurchases of common stock	(94,652)	—
Withholding taxes paid related to net share settlements	(5,017)	(61,149)
Payments on long-term debt	(29,287)	(1,331)
Net change in client funds obligation	(92,478)	1,346,479
Payment of debt issuance costs	(6,437)	—
Net cash used in (provided by) financing activities	(198,871)	1,283,999
Increase in cash, cash equivalents, restricted cash and restricted cash equivalents	5,748	1,449,658
Cash, cash equivalents, restricted cash and restricted cash equivalents
Cash, cash equivalents, restricted cash and restricted cash equivalents, beginning of period	1,812,691	1,585,275
Cash, cash equivalents, restricted cash and restricted cash equivalents, end of period	$1,818,439	$3,034,933

Paycom Software, Inc.
Unaudited Consolidated Statements of Cash Flows
(in thousands)

	Nine Months Ended September 30,
	2022	2021
Reconciliation of cash, cash equivalents, restricted cash and restricted cash equivalents
Cash and cash equivalents	$317,163	$230,926
Restricted cash included in funds held for clients	1,501,276	2,804,007
Total cash, cash equivalents, restricted cash and restricted cash equivalents, end of period	$1,818,439	$3,034,933

Supplemental disclosures of cash flow information:
Non-cash investing and financing activities:
Purchases of property and equipment, accrued but not paid	$3,355	$5,994
Stock-based compensation for capitalized software	$6,545	$5,108
Right of use assets obtained in exchange for operating lease liabilities	$14,385	$4,439

Paycom Software, Inc.

Unaudited Reconciliations of GAAP to Non-GAAP Financial Measures

(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net income to adjusted EBITDA:
Net income	$52,153	$30,379	$201,438	$147,273
Interest expense	1,018	—	1,587	—
Provision for income taxes	23,135	13,170	74,151	38,687
Depreciation and amortization	23,560	17,321	67,783	48,254
EBITDA	99,866	60,870	344,959	234,214
Non-cash stock-based compensation expense	24,492	28,991	70,815	76,364
Change in fair value of interest rate swap	1,668	(158)	—	(863)
Adjusted EBITDA	$126,026	$89,703	$415,774	$309,715
Net income margin	15.6%	11.9%	20.1%	19.1%
Adjusted EBITDA margin	37.7%	35.0%	41.4%	40.2%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net income to non-GAAP net income:
Net income	$52,153	$30,379	$201,438	$147,273
Non-cash stock-based compensation expense	24,492	28,991	70,815	76,364
Change in fair value of interest rate swap	1,668	(158)	—	(863)
Income tax effect on non-GAAP adjustments	(4,882)	(5,626)	(15,180)	(26,798)
Non-GAAP net income	$73,431	$53,586	$257,073	$195,976

Weighted average shares outstanding:
Basic	57,865	57,935	57,949	57,843
Diluted	58,033	58,190	58,193	58,192

Earnings per share, basic	$0.90	$0.52	$3.48	$2.55
Earnings per share, diluted	$0.90	$0.52	$3.46	$2.53
Non-GAAP net income per share, basic	$1.27	$0.92	$4.44	$3.39
Non-GAAP net income per share, diluted	$1.27	$0.92	$4.42	$3.37

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Earnings per share to non-GAAP net income per share, basic:
Earnings per share, basic	$0.90	$0.52	$3.48	$2.55
Non-cash stock-based compensation expense	0.42	0.50	1.22	1.32
Change in fair value of interest rate swap	0.03	—	—	(0.01)
Income tax effect on non-GAAP adjustments	(0.08)	(0.10)	(0.26)	(0.47)
Non-GAAP net income per share, basic	$1.27	$0.92	$4.44	$3.39

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Earnings per share to non-GAAP net income per share, diluted:
Earnings per share, diluted	$0.90	$0.52	$3.46	$2.53
Non-cash stock-based compensation expense	0.42	0.50	1.22	1.31
Change in fair value of interest rate swap	0.03	—	—	(0.01)
Income tax effect on non-GAAP adjustments	(0.08)	(0.10)	(0.26)	(0.46)
Non-GAAP net income per share, diluted	$1.27	$0.92	$4.42	$3.37

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Adjusted gross profit:
Total revenues	$334,167	$256,194	$1,004,610	$770,538
Less: Total cost of revenues	(55,104)	(42,680)	(153,670)	(115,363)
Total gross profit	279,063	213,514	850,940	655,175
Plus: Non-cash stock-based compensation expense	1,396	1,256	3,725	3,381
Total adjusted gross profit	$280,459	$214,770	$854,665	$658,556
Gross margin	83.5%	83.3%	84.7%	85.0%
Adjusted gross margin	83.9%	83.8%	85.1%	85.5%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Adjusted sales and marketing expenses:
Sales and marketing expenses	$91,114	$69,745	$253,834	$200,485
Less: Non-cash stock-based compensation expense	(5,280)	(3,417)	(13,186)	(10,567)
Adjusted sales and marketing expenses	$85,834	$66,328	$240,648	$189,918

Total revenues	$334,167	$256,194	$1,004,610	$770,538
Sales and marketing expenses as a % of revenues	27.3%	27.2%	25.3%	26.0%
Adjusted sales and marketing expenses as a % of revenues	25.7%	25.9%	24.0%	24.6%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Adjusted total administrative expenses:
Total administrative expenses	$204,798	$170,209	$578,095	$470,234
Less: Non-cash stock-based compensation expense	(23,096)	(27,735)	(67,090)	(72,983)
Adjusted total administrative expenses	$181,702	$142,474	$511,005	$397,251

Total revenues	$334,167	$256,194	$1,004,610	$770,538
Total administrative expenses as a % of revenues	61.3%	66.4%	57.5%	61.0%
Adjusted total administrative expenses as a % of revenues	54.4%	55.6%	50.9%	51.6%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Adjusted research and development expenses:
Research and development expenses	$40,366	$31,077	$108,774	$84,012
Less: Non-cash stock-based compensation expense	(3,039)	(1,827)	(8,115)	(5,394)
Adjusted research and development expenses	$37,327	$29,250	$100,659	$78,618

Total revenues	$334,167	$256,194	$1,004,610	$770,538
Research and development expenses as a % of revenues	12.1%	12.1%	10.8%	10.9%
Adjusted research and development expenses as a % of revenues	11.2%	11.4%	10.0%	10.2%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Total research and development costs:
Capitalized research and development costs	$16,995	$13,157	$48,835	$39,160
Research and development expenses	40,366	31,077	108,774	84,012
Total research and development costs	$57,361	$44,234	$157,609	$123,172

Total revenues	$334,167	$256,194	$1,004,610	$770,538
Total research and development costs as a % of revenues	17.2%	17.3%	15.7%	16.0%

Adjusted total research and development costs:
Total research and development costs	$57,361	$44,234	$157,609	$123,172
Less: Capitalized non-cash stock-based compensation	(2,365)	(1,757)	(6,545)	(5,108)
Less: Non-cash stock-based compensation expense	(3,039)	(1,827)	(8,115)	(5,394)
Adjusted total research and development costs	$51,957	$40,650	$142,949	$112,670

Total revenues	$334,167	$256,194	$1,004,610	$770,538
Adjusted total research and development costs as a % of revenues	15.5%	15.9%	14.2%	14.6%

Paycom Software, Inc.

Unaudited Components of Non-Cash Stock-Based Compensation Expense

(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Non-cash stock-based compensation expense:
Operating expenses	$1,396	$1,256	$3,725	$3,381
Sales and marketing	5,280	3,417	13,186	10,567
Research and development	3,039	1,827	8,115	5,394
General and administrative	14,777	22,491	45,789	57,022
Total non-cash stock-based compensation expense	$24,492	$28,991	$70,815	$76,364

Contact

Paycom Software, Inc.

Investor Relations Contact:

James Samford, 800-580-4505

investors@paycom.com

Source: Paycom Software, Inc.